UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 15, 2004

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	( I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, Zip Code)

(510) 668-7000

(Registrant’s telephone number, including area code)

ITEM 5.	Other Events

On July 15, 2004, Exar Corporation issued a press release announcing the appointment of Thomas H. Werner to its board of directors. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.	Financial Statements, Pro Forma Information and Exhibits

(c)	Exhibits.

99.1	Press Release of Exar Corporation dated July 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/S/ RONALD W. GUIRE	Date: July 15, 2004
Ronald W. Guire
Executive Vice President, Chief Financial Officer, Assistant Secretary and Director (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Exar Corporation dated July 15, 2004